LEGG MASON PARTNERS VARIABLE EQUITY TRUST

LEGG MASON PARTNERS VARIABLE INCOME TRUST

SUPPLEMENT DATED MAY 21, 2010 TO THE

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION

OF THE FUNDS LISTED IN SCHEDULE A AND SCHEDULE B

With respect to all Funds listed in Schedule A, the following text replaces the text found in the Funds’ prospectuses under the heading “Portfolio holdings”:

Portfolio holdings

A description of the fund’s policies and procedures with respect to the disclosure of its portfolio holdings is available in the SAI. The fund posts its complete portfolio holdings at http://www.leggmason.com/individualinvestors/products/variable-investment/vi_literature.aspx (click on the name of the fund) on a quarterly basis. The fund intends to post its complete portfolio holdings 14 calendar days following the quarter-end.

With respect to all Funds listed in Schedule A, the following text replaces the corresponding text found in the Funds’ Statements of Additional Information (“SAI”) under the heading “Disclosure of Portfolio Holdings”:

The funds intend to disclose their complete portfolio holdings 14 calendar days after quarter-end on Legg Mason’s website: http://www.leggmason.com/individualinvestors/products/variable-investment/vi_literature.aspx (click on the name of the fund).

Set forth below is a list, as of May 21, 2010, of those parties with whom the manager, on behalf of each fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None

A.S.A.P. Advisor Services, Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Bloomberg L.P.	Quarterly	Sent 6 Business Days after Quarter-End

Lipper Analytical Services Corp.	Quarterly	Sent 6 Business Days after Quarter-End

Morningstar	Quarterly	Sent 8-10 Days after Quarter-End

Thomson/Vestek	Daily	None

FactSet	Daily	None

The Bank of New York Mellon	Daily	None

Thomson	Semi-annually	None

SunGard/Protegent (formerly Dataware)	Daily	None

ITG	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None

Frank Russell	Monthly	1 Day

Callan Associates, Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Mercer LLC	Quarterly	Sent 8-10 Days after Quarter-End

eVestment Alliance	Quarterly	Sent 8-10 Days after Quarter-End

Rogerscasey	Quarterly	Sent 8-10 Days after Quarter-End

Cambridge Associates LLC	Quarterly	Sent 8-10 Days after Quarter-End

Wilshire Associates Inc.	Quarterly	Sent 8-10 Days after Quarter-End

Informa Investment Solutions	Quarterly	Sent 8-10 Days after Quarter-End

Prima Capital	Quarterly	Sent 8-10 Days after Quarter-End

Investor Tools	Daily	None

Advent	Daily	None

BARRA	Daily	None

Plexus	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 Business Days after Quarter-End

Quantitative Services Group	Daily	None

Deutsche Bank	Monthly	6-8 Business Days

Fitch	Monthly	6-8 Business Days

Liberty Hampshire	Weekly and Month-End	None

SunTrust	Weekly and Month-End	None

S&P (Rating Agency)	Weekly Tuesday Night	1 Business Day

Moody’s (Rating Agency)	Monthly	6-8 Business Days

Electra Information Systems	Daily	None

Cabot Research	Weekly	None

Goldman Sachs	Daily	None

Chicago Mercantile Exchange	Daily	None

Canterbury Consulting	Quarterly	Sent 8-10 Days after Quarter-End

Broadridge	Daily	None

DST Global Solutions Limited	Monthly	Sent 6 Business Days after Month-End

Interactive Data Corp.	Daily	None

Citigroup Global Markets Inc.	Daily	None

Glass Lewis & Co.	Daily	None

Fidelity	Quarterly	5 Business Days

The funds’ portfolio holdings policy is designed to prevent sharing of portfolio information with third parties that have no legitimate business purpose for accessing the information. The policy may not be effective to limit access to portfolio holdings information in all circumstances, however. For example, a subadviser may manage accounts other than a fund that have investment objectives and strategies similar to those of the fund. Because these accounts, including a fund, may be similarly managed, portfolio holdings may be similar across the accounts. In that case, an investor in another account managed by the subadviser may be able to infer the portfolio holdings of the fund from the portfolio holdings in that investor’s account.

With respect to each Fund listed in Schedule A that is marked by an asterisk (*) and the Fund listed in Schedule B, the following information is added to the text contained in the section of each Fund’s SAI titled “Legal Matters”:

On May 12, 2010, the SEC approved the disbursement of approximately $108.6 million previously paid to the U.S. Treasury, reflecting the disgorgement of Citigroup’s profits, plus interest. These amounts will be disbursed to the Affected Funds pursuant to a Plan of Distribution approved by the SEC. The portion of the escrowed funds representing the civil money penalty paid by Citigroup, plus interest, was retained by the U.S. Treasury. The disbursements are expected to be received by the custodian for the Affected Funds on or about May 25, 2010 and these amounts were reflected in the net asset value of the Affected Funds’ shares as of May 13, 2010. Information regarding the amounts distributed to each Affected Fund is available at the funds’ website, http://www.leggmason.com/individualinvestors/products.

SCHEDULE A

Legg Mason Partners Variable Equity Trust

Name of Fund	Date of Prospectus and SAI
Legg Mason ClearBridge Variable Aggressive Growth Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Appreciation Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Equity Income Builder Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Capital Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Dividend Strategy Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Fundamental All Cap Value Portfolio*	April 30, 2010

Legg Mason Global Currents Variable International All Cap Opportunity Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Large Cap Value Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Large Cap Growth Portfolio*	April 30, 2010

Legg Mason Variable Lifestyle Allocation 50%*	April 30, 2010

Legg Mason Variable Lifestyle Allocation 70%*	April 30, 2010

Legg Mason Variable Lifestyle Allocation 85%*	April 30, 2010

Legg Mason ClearBridge Variable Mid Cap Core Portfolio*	April 30, 2010

Legg Mason ClearBridge Variable Small Cap Growth Portfolio*	April 30, 2010

Legg Mason Investment Counsel Variable Social Awareness Portfolio	April 30, 2010

Legg Mason Partners Variable Income Trust

Name of Fund	Date of Prospectus and SAI
Legg Mason Western Asset Variable Adjustable Rate Income Portfolio*	April 30, 2010

Legg Mason Western Asset Variable Diversified Strategic Income Portfolio*	April 30, 2010

Legg Mason Western Asset Variable High Income Portfolio*	April 30, 2010

Legg Mason Western Asset Variable Global High Yield Bond Portfolio	April 30, 2010

Legg Mason Western Asset Variable Strategic Bond Portfolio	April 30, 2010

SCHEDULE B

Legg Mason Partners Variable Income Trust

Name of Fund	Date of Prospectus and SAI
Legg Mason Western Asset Variable Money Market Portfolio	February 26, 2010

LMFX012492

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